July 16, 2009 F I N A N C I A L R E S U L T S 2Q09 JP MORGAN CHASE & CO.

2Q09 Financial highlights 1 See notes 1 and 2 on slide 20 2 See note 3 on slide 20 3 Allowance for loan losses to end-of-period loans excludes purchased credit-impaired loans and loans from the WaMu Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans at June 30, 2009 Net income of $2.7B; EPS of $0.28
Earnings per share reduced by TARP repayment ($0.27) and FDIC special assessment ($0.10) Record firmwide revenue of $27.7B, resulting in record revenue for the first half of 2009 (on a managed basis1): Reported record Investment Banking Fees and Fixed Income Markets revenue in the Investment Bank; maintained #1 rankings for Global Debt, Equity and Equity-related, and Global Investment Banking Fees Continued earnings and revenue growth in Commercial Banking; solid performance in Asset Management, Treasury & Securities Services and Retail Banking Maintained fortress balance sheet with Tier 1 Capital of $122.2B, resulting in 9.7% Tier 1 Capital ratio and 7.7% Tier 1 Common2 ratio: Added $2B to credit reserves, bringing the total to $30B; firmwide loan loss coverage ratio of 5%3 as of June 30, 2009 Repaid in full the $25B TARP preferred capital Continued lending and foreclosure prevention efforts: Extended approximately $150B in new credit to consumers, corporations, small businesses, municipalities, and non-profits Approved 138,000 trial mortgage modifications in the second quarter, bringing total foreclosures prevented since 2007 to 565,000 1 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

2Q09 Managed results1 $ in millions $ in millions 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. Revenue is on a fully taxableequivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses. See notes 1 and 2 on slide 20 2 Merger-related items relate to the Bear Stearns and WaMu transactions 3 Actual numbers for all periods, not over/under. Net income applicable to common used to calculate ratios excludes the one-time, noncash negative adjustment of $1.1B resulting from repayment of TARP preferred capital 4 See note 4 on slide 20 2Q09 1Q09 2Q08 Results excl. Merger-related items2 Revenue (FTE)1 $27,791 $729 $7,693 Credit Costs1 9,695 (365) 5,420 Expense 13,346 210 1,350 Merger-related items2 (after-tax) (158) 76 382 Reported Net Income $2,721 $580 $718 Net Income Applicable to Common $1,072 ($447) ($771) Reported EPS $0.28 ($0.12) ($0.25) ROE3 6% 5% 6% ROE Net of GW3 10% 7% 10% ROTCE3,4 10% 8% 10% $ O/(U) 2 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

Investment Bank

$ in millions			
		$ O/(U)	
	2Q09	1Q09	2Q08
Revenue	$7,301	($1,070)	$1,801
Investment Banking Fees	2,239	859	504
Fixed Income Markets	4,929	40	2,582
Equity Markets	708	(1,065)	(371)
Credit Portfolio	(575)	(904)	(914)
Credit Costs	871	(339)	473
Expense	4,067	(707)	(667)
Net Income	$1,471	($135)	$1,077
Key Statistics ($B)[1]			
Overhead Ratio	56%	57%	86%
Comp/Revenue	37%	40%	57%
EOP Loans	$71.3	$77.5	$90.4
Allowance for Loan Losses	$5.1	$4.7	$2.4
NPLs	$3.5	$1.8	$0.3
Net Charge-off Rate[2]	2.55%	0.21%	(0.04)%
ALL / Loans[2]	7.91%	7.04%	3.44%
ROE[3]	18%	20%	7%
VAR ($mm)[4]	$267	$336	$149
EOP Equity	$33.0	$33.0	$26.0

[1] Actual numbers for all periods, not over/under
[2] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[3] Calculated based on average equity; 2Q09 average equity was $33B
[4] Average Trading and Credit Portfolio VAR

- Net income of $1.5B on revenue of $7.3B
- Record IB fees of $2.2B up 29% YoY, reflecting record equity underwriting
- Record Fixed Income Markets revenue of $4.9B, reflecting:
  - Strong performance across all products
  - Modest gains on legacy leveraged lending commitments and mortgage-related positions
  - Loss of $773mm due to tightening of the firm's credit spread on certain structured liabilities
- Equity Markets revenue of $708mm, reflecting:
  - Strong client results across all products, particularly in Prime Services
  - Weak trading results
  - Loss of $326mm due to tightening of the firm's credit spread on certain structured liabilities
- Credit Portfolio revenue of ($575mm) includes mark-to-market losses on hedges of retained loans, partially offset by the positive net impact of credit spreads on derivative assets and liabilities and net interest income on loans
- Credit costs of $871mm include net charge-offs of $433mm and an addition to allowance for loan losses of $438mm
  - Allowance for loan loss coverage ratio of 7.91%, up from 3.44% in 2Q08

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

IB league tables

League table results

	YTD June 09		2008[1]	
	Rank	Share	Rank	Share
Based on fees (per Dealogic):				
Global IB fees	#1	10.1%	#2	8.6%
Based on volumes (per Thomson Reuters):				
Global Debt, Equity & Equity-related	#1	10.5%	#1	9.5%
US Debt, Equity & Equity-related	#1	15.2%	#2	15.0%
Global Equity & Equity-related[2]	#1	16.2%	#1	10.2%
US Equity & Equity-related	#1	16.9%	#1	11.0%
Global Debt[3]	#1	9.9%	#1	9.4%
Global Long-term Debt[3]	#1	8.9%	#3	8.8%
US Long-term Debt[3]	#1	14.6%	#2	15.1%
Global M&A Announced[4]	#3	32.2%	#2	27.1%
US M&A Announced[5]	#3	48.1%	#2	33.1%
Global Loan Syndications	#1	9.8%	#1	11.5%
US Loan Syndications	#1	24.8%	#1	25.4%

[1] Source: 2008 data is pro forma for merger with Bear Stearns
[2] Global Equity & Equity-related includes rights offerings
[3] Debt & Long-term Debt tables include ABS, MBS and taxable municipal securities
[4] Global M&A for 2008 for Thomson Reuters includes transactions withdrawn since 12/31/08
[5] US M&A for Thomson Reuters represents any US involvement; 2008 includes transactions withdrawn since 12/31/08
Note: Rankings for YTD June 30, 2009 run as of 07/02/09; 2008 represents Full Year

- Ranked #1 in Global Fees for YTD June 2009, with 10.1% market share per Dealogic
- Ranked #1 for YTD June 2009 per Thomson Reuters in:
  - Global Debt, Equity & Equity-related
  - Global Equity & Equity-related
  - Global Debt
  - Global Long-term Debt
  - Global Loan Syndications
- Improved market share in Global Equity & Equity-Related by six percentage points during 1H 2009

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Leveraged lending Market value of $3.3B at 6/30/09 (gross markdowns of $4.6B, or 58%) Exposure reduced by 31% or $3.6B in 2Q09 Modestly positive gains in 2Q09, net of hedges, on remaining legacy commitments IB key risk exposures Mortgage-related ($ in billions) Mortgage-related ($ in billions) Modestly positive gains in 2Q09 on mortgage-related exposures Exposure as of 03/31/2009 Change in Exposure Exposure as of 06/30/2009 Prime $1.5 $0.5 $2.0 Alt-A 4.0 (0.4) 3.6 Subprime 0.7 — 0.7 Subtotal Residential $6.2 $0.1 $6.3 Commercial 6.5 (0.2) 6.3 Mortgage Exposure $12.7 ($0.1) $12.6 Leveraged lending Leveraged lending 5 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

Retail Financial Services—drivers

Retail Banking ($ in billions)

	2Q09	1Q09	2Q08
Key Statistics			
Average Deposits	$348.1	$345.8	$213.9
Deposit Margin	2.92%	2.85%	2.88%
Checking Accts (mm)	25.3	25.0	11.3
# of Branches	5,203	5,186	3,157
# of ATMs	14,144	14,159	9,310
Investment Sales ($mm)	$5,292	$4,398	$5,211

- Average deposits of $348B up 1% QoQ and checking accounts up by ~300K
  - Margin expansion driven by a disciplined pricing strategy and a shift to wider spread deposit products
- Branch production statistics:
  - Checking accounts up 123% YoY and 1% QoQ
  - Credit card sales up 37% YoY and 2% QoQ
  - Mortgage originations up 39% YoY and 19% QoQ
  - Investment sales up 2% YoY and 20% QoQ

Consumer Lending ($ in billions)

	2Q09	1Q09	2Q08
Credit Metrics:			
Net Charge-off Rate (excl. credit-impaired)	3.84%	3.12%	1.89%
ALL / Loans (excl. credit-impaired)	4.34%	3.79%	2.33%
Key Statistics			
Home Equity Originations	$0.6	$0.9	$5.3
Avg Home Equity Loans Owned[1]	$138.1	$141.8	$95.1
Mortgage Loan Originations	$41.1	$37.7	$56.1
Avg Mortgage Loans Owned[1,2]	$144.7	$148.3	$54.3
3rd Party Mortgage Loans Svc'd	$1,118	$1,149	$659
Auto Originations	$5.3	$5.6	$5.6
Avg Auto Loans	$43.1	$42.5	$44.9

- Total Consumer Lending originations of $47.4B:
  - Mortgage loan originations down 27% YoY and up 9% QoQ
    - Decrease YoY reflects a decline in servicing-only (CNT) originations and the exit of the broker business
    - Increase QoQ reflects continued strong mortgage refinancing demand
    - For 2Q09, greater than 90% of mortgage originations fall under agency and government programs
  - Auto originations down 5% YoY and QoQ
- 3rd party mortgage loans serviced up 70% YoY and down 3% QoQ

[1] Includes purchased credit-impaired loans acquired as part of the WaMu transaction
[2] Does not include held-for-sale loans

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JPMORGAN CHASE & CO.

Retail Financial Services

$ in millions		$ O/(U)	
	2Q09	1Q09	2Q08
Retail Financial Services			
Net income	$15	($459)	($488)
ROE[1,2]	-	8%	12%
EOP Equity ($B)[1]	$25	$25	$17
Retail Banking			
Net Interest Income	2,719	105	1,048
Noninterest Revenue	1,803	85	741
Total Revenue	$4,522	$190	$1,789
Credit Costs	361	36	299
Expense	2,557	(23)	1,000
Net Income	$970	$107	$296
Consumer Lending			
Net Interest Income	2,311	(313)	832
Noninterest Revenue	1,137	(742)	239
Total Revenue	$3,448	($1,055)	$1,071
Credit Costs	3,485	(67)	1,962
Expense	1,522	(69)	399
Net Income	($955)	($566)	($784)

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 2Q09 average equity was $25B

- Retail Financial Services net income of $15mm down 97% from the prior year
- Retail Banking net income of $970mm up 44% YoY:
  - Total revenue of $4.5B increased 65% YoY reflecting the impact of the WaMu transaction, wider deposit spreads, higher deposit balances and higher deposit-related fees
    - Total revenue up 4% QoQ due to higher deposit-related fees and wider deposit spreads
  - Credit costs reflect higher estimated losses and an increase in the allowance for loan losses for Business Banking loans
  - Expense growth of 64% YoY reflecting the impact of the WaMu transaction and higher FDIC insurance premiums
    - Expense down 1% QoQ due to efficiencies related to the WaMu transaction
- Consumer Lending net loss of $955mm compared with a net loss of $171mm in the prior year:
  - Total revenue of $3.4B, up 45% YoY, reflecting the impact of the WaMu transaction and wider loan spreads, offset largely by lower balances in the heritage Chase portfolio
    - Total revenue down 23% QoQ due to lower MSR risk management results, narrower loan spreads and lower loan balances
  - Credit costs reflect higher estimated losses and include a $1.1B addition to the allowance for loan losses
  - Expense growth of 36% YoY reflecting higher servicing expense due to increased delinquencies and defaults and the impact of the WaMu transaction

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Impact of foreclosure moratoriums and trial modifications on delinquencies

Foreclosure moratoriums

- Two foreclosure moratoriums halted stages of the foreclosure process while foreclosure prevention programs were retooled
  - November, 2008 – January, 2009: Halted all breach letters (initial customer notification) and foreclosure referrals (beginning of legal process)
  - Mid-February – April, 2009: Halted all foreclosure sales
- Seriously delinquent accounts that would have otherwise been moved to REO remained on book longer, causing growth in late-stage delinquencies
  - On average, the number of days from the initiation of the foreclosure process to property sale is longer by 100+ days
- We do not expect higher future losses resulting from foreclosure moratoriums
  - Accounts had previously been written down
  - Additional write-downs were taken to account for longer sale timelines and additional depreciation

Trial modifications

- A customer must make three successful monthly trial mod payments, and be successfully re-underwritten with income verification, before their loan is officially deemed modified
- During the trial mod period, an account ages an additional month of delinquency each month the cumulative actual payments are less than the contractual monthly payment
  - For example, a customer that is current and has a $1,000 contractual monthly payment and a $600 trial mod payment
  - If the customer makes the $600 trial mod payment in both months 1 and 2, the loan:
    - Becomes 30 days delinquent in month 1 since $600 payment is less than $1,000 contractual payment
    - Remains 30 days delinquent in month 2 since two trial payments ($1,200) only satisfy one full month of contractual payment and not two
- After a successful trial period and loan re-underwriting, the loan is officially modified and brought current. A Troubled Debt Restructuring (TDR) reserve is established based on expected remaining life losses, including an estimate of future re-default rates

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

1.75% 2.25% 2.75% 3.25% Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 2Q09 1Q09 2Q08 Excluding credit-impaired1 EOP owned portfolio ($B) $108.2 $111.7 $95.1 Net charge-offs ($mm) $1,265 $1,098 $511 Net charge-off rate 4.61% 3.93% 2.16% Nonperforming loans ($mm) $1,487 $1,591 $1,008 Comments on Home Equity portfolio Comments on Home Equity portfolio Home Equity Excluding credit-impaired loans Note: CLTV=Combined Loan to Value. This metric represents how much the borrower owes on the property against the value 1 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction Losses continue to come predominantly from high CLTV loans 30+ day delinquencies have begun to flatten out For new originations, maximum CLTV remains at 50-70% based on geographic location Quarterly losses trending to approximately $1.4B over the next several quarters Note: 30+ day delinquencies prior to September 2008 are heritage Chase Key statistics Key statistics 30+ day delinquency trend 30+ day delinquency trend 9 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

1% 3% 5% 7% 9% 11% Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Prime Mortgage Excluding credit-impaired loans Comments on Prime Mortgage portfolio Comments on Prime Mortgage portfolio 30+ day delinquencies continue to grow, driven in part by foreclosure moratoriums and loss mitigation efforts Losses coming predominantly from CA and FL (66% of losses) and 2006/2007 vintages (87% of losses) New portfolio originations are subject to strict underwriting requirements, especially in areas with the most severe expected home price deterioration and unemployment growth Quarterly losses trending to approximately $600mm over the next several quarters Note: 30+ day delinquencies prior to September 2008 are heritage Chase 1 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction 2 Ending balances include all noncredit-impaired prime mortgage balances held by Retail Financial Services, including loans repurchased from Government National Mortgage Association (GNMA) pools that are insured by U.S. government agencies 3 Net charge-offs and nonperforming loans exclude loans repurchased from GNMA pools that are insured by U.S. government agencies 2Q09 1Q09 2Q08 Excluding credit-impaired1 EOP owned portfolio ($B)2 $62.1 $65.4 $40.1 Net charge-offs ($mm)3 $481 $312 $104 Net charge-off rate 3.07% 1.95% 1.08% Nonperforming loans ($mm)3 $3,474 $2,691 $1,229 Key 30+ day delinquency trstatistics Key statistics end 30+ day delinquency trend 10 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

12% 16% 20% 24% 28% Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 2Q09 1Q09 2Q08 Excluding credit-impaired1 EOP owned portfolio ($B) $13.8 $14.6 $14.8 Net charge-offs ($mm) $410 $364 $192 Net charge-off rate 11.50% 9.91% 4.98% Nonperforming loans ($mm) $2,773 $2,545 $1,715 Comments on Subprime Mortgage portfolio Comments on Subprime Mortgage portfolio Subprime Mortgage Excluding credit-impaired loans Eliminated new production and portfolio is in run-off 30+ day delinquency dollars are flat; rates continue to grow due to balance run-off Quarterly losses trending to approximately $500mm over the next several quarters Note: 30+ day delinquencies prior to September 2008 are heritage Chase 1 Excludes the impact of purchased credit-impaired loans acquired as part of the WaMu transaction Key statistics Key statistics 30+ day delinquency trend 30+ day delinquency trend 11 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

Card Services (Managed)

$ in millions			
		$ O/(U)	
	2Q09	1Q09	2Q08
Revenue	$4,868	($261)	$1,093
Credit Costs	4,603	(50)	2,409
Expense	1,333	(13)	148
Net Income	($672)	($125)	($922)
Key Statistics Incl. WaMu ($B)[1]			
ROO (pretax)	(2.46)%	(1.92)%	1.04%
ROE[2]	(18)%	(15)%	7%
EOP Equity	$15.0	$15.0	$14.1
Key Statistics Excl. WaMu ($B)[1]			
Avg Outstandings	$149.7	$155.8	$152.8
EOP Outstandings	$148.4	$150.2	$155.4
Charge Volume	$78.3	$71.4	$93.6
Net Accts Opened (mm)	2.4	2.2	3.6
Managed Margin	8.63%	8.75%	7.92%
Net Charge-Off Rate	8.97%	6.86%	4.98%
30+ Day Delinquency Rate	5.27%	5.34%	3.46%

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 2Q09 average equity was $15B

- Net loss of $672mm down $922mm YoY; decline in results driven by higher credit costs, partially offset by an increase in revenue
- Credit costs of $4.6B are due to higher net charge-offs, reflecting a continued deterioration in the credit environment
  - Net charge-off rate (excluding the WaMu portfolio) of 8.97% in 2Q09 vs. 4.98% in 2Q08 and 6.86% in 1Q09
- End-of-period outstandings (excluding the WaMu portfolio) of $148.4B down 4% YoY and 1% QoQ
- Sales volume (excluding the WaMu portfolio) declined 7% YoY
- Revenue of $4.9B up 29% YoY due to the impact of the WaMu transaction and down 5% QoQ driven by an increase in the credit enhancement for securitizations
- Managed margin (excluding the WaMu portfolio) of 8.63% up from 7.92% in 2Q08 and down from 8.75% in 1Q09
- Expense of $1.3B up 12% YoY due to the dissolution of the Chase Paymentech Solutions joint venture and the impact of the WaMu transaction

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

FINANCIAL RESULTS

Commercial Banking

$ in millions		$ O/(U)	
	2Q09	1Q09	2Q08
Revenue	$1,453	$51	$347
Middle Market Banking	772	20	64
Commercial Term Lending	224	(4)	224
Mid-Corporate Banking	305	63	70
Real Estate Banking	120	-	26
Other	32	(28)	(37)
Credit Costs	312	19	265
Expense	535	(18)	59
Net Income	$368	$30	$13
Key Statistics ($B)[1]			
Avg Loans & Leases	$109.0	$113.9	$71.1
EOP Loans & Leases	$105.9	$111.2	$71.4
Avg Liability Balances[2]	$105.8	$115.0	$99.4
Allowance for Loan Losses	$3.0	$2.9	$1.8
NPLs	$2.1	$1.5	$0.5
Net Charge-Off Rate[3]	0.67%	0.48%	0.28%
ALL / Loans[3]	2.87%	2.65%	2.59%
ROE[4]	18%	17%	20%
Overhead Ratio	37%	39%	43%
EOP Equity	$8.0	$8.0	$7.0

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off rate
[4] Calculated based on average equity; 2Q09 average equity was $8B

- Net income of $368mm up 4% YoY
- Excluding the WaMu portfolio, average loan balances were down 8% YoY, while average liability balances were up 6% YoY
  - Average loan balances were down 4% QoQ due to reduced client demand
- Revenue of $1.5B up 31% YoY due to the impact of the WaMu transaction and record noninterest revenue
- Credit costs of $312mm include net charge-offs of $181mm and reflect continued deterioration in the credit environment across all business segments
  - Nonperforming loans of $2.1B up $580mm QoQ
  - Loan loss coverage ratio of 2.87% in 2Q09 up from 2.59% in 2Q08 and 2.65% in 1Q09
- Expense up 12% YoY due to the impact of the WaMu transaction and higher FDIC insurance premiums, offset partially by lower headcount-related expense; overhead ratio of 37%

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JPMORGAN CHASE & CO.

Treasury & Securities Services

$ in millions		$ O/(U)	
	2Q09	1Q09	2Q08
Revenue	$1,900	$79	($119)
Treasury Services	934	3	29
Worldwide Securities Svcs	966	76	(148)
Expense	1,288	(31)	(29)
Net Income	$379	$71	($46)
Key Statistics[1]			
Avg Liability Balances ($B)[2]	$234.2	$276.5	$268.3
Assets under Custody ($T)	$13.7	$13.5	$15.5
Pretax Margin	31%	26%	33%
ROE[3]	30%	25%	49%
TSS Firmwide Revenue	$2,642	$2,529	$2,721
TS Firmwide Revenue	$1,676	$1,639	$1,607
TSS Firmwide Avg Liab Bal ($B)[2]	$340.0	$391.5	$367.7
EOP Equity ($B)	$5.0	$5.0	$3.5

[1] Actual numbers for all periods, not over/under
[2] Includes deposits and deposits swept to on-balance sheet liabilities
[3] Calculated based on average equity; 2Q09 average equity was $5B

- Net income of $379mm down 11% YoY and up 23% QoQ
  - Results include seasonal activity in securities lending and depositary receipts
  - Pretax margin of 31%
- Liability balances down 13% YoY and down 15% QoQ
  - QoQ decline driven by continued normalization following flight-to-quality experienced in 4Q08
- Assets under custody down 11% YoY and up 2% QoQ
- Revenue of $1.9B down 6% YoY, primarily driven by:
  - WSS revenue of $966mm down 13% YoY due to effects of market depreciation on assets under custody and lower securities lending balances
  - TS revenue of $934mm up 3% YoY, reflecting growth across cash management products and higher trade revenue driven by wider spreads, partially offset by spread compression on deposit products
- Expense down 2% YoY, due to lower headcount-related expense, partially offset by higher FDIC insurance premiums

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Asset Management

$ in millions		$ O/(U)	
	2Q09	1Q09	2Q08
Revenue	$1,982	$279	($82)
Private Bank	640	57	(68)
Institutional	487	27	15
Retail	411	158	(79)
Private Wealth Management	334	22	(22)
Bear Stearns Private Client Services	110	15	72
Credit Costs	59	26	42
Expense	1,354	56	(46)
Net Income	$352	$128	($43)
Key Statistics ($B)[1]			
Assets under Management	$1,171	$1,115	$1,185
Assets under Supervision	$1,543	$1,464	$1,611
Average Loans	$34.3	$34.6	$39.3
EOP Loans	$35.5	$33.9	$41.5
Average Deposits	$75.4	$81.7	$70.0
Pretax Margin	29%	22%	31%
ROE[2]	20%	13%	31%
EOP Equity	$7.0	$7.0	$5.2

[1] Actual numbers for all periods, not over/under
[2] Calculated based on average equity; 2Q09 average equity was $7B

- Net income of $352mm down 11% YoY and up 57% QoQ:
  - QoQ increase driven by higher valuations of seed capital investments, higher brokerage fees and the effect of improved market levels
  - Pretax margin of 29%
- Assets under management of $1.2T down 1% YoY:
  - Market level declines drove AUM down by $139B
  - Net AUM inflows of $3B for the quarter; $125B for the past 12 months
- Revenue of $2.0B down 4% YoY, primarily due to the effect of lower market levels and lower placement fees, offset partially by higher valuations of seed capital investments, wider loan and deposit spreads and higher deposit balances
- Good global investment performance:
  - 80% of mutual fund AUM ranked in the first or second quartiles over past five years; 69% over past three years; 62% over one year
- Expense down 3% YoY, due to lower performance-based compensation and lower headcount-related expense, largely offset by the impact of the Bear Stearns merger and higher FDIC insurance premiums
- Provision for credit losses of $59mm, reflects continued deterioration in the credit environment

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Corporate/Private Equity Net Income ($ in millions) Net Income ($ in millions) 2Q09 1Q09 2Q08 Private Equity ($27) $253 ($126) Corporate 993 741 871 Merger-related items (158) 76 382 Net Income $808 $1,070 $1,127 $ O/(U) Private Equity Private Equity losses of $20mm in 2Q09 EOP Private Equity portfolio of $6.6B Represents 6.2% of shareholders’ equity less goodwill Corporate Net income of $993mm includes the following after-tax items: Treasury trading gains of $820mm Gain on sale of MasterCard shares of $150mm FDIC special assessment expense of $419mm JP MORGAN CHASE & CO.
16 F I N A N C I A L R E S U L T S

Capital Management $ in billions $ in billions 1 Estimated for 2Q09 2 See Note 3 on page 20 Note: Tier 1 Capital for 1Q09 does not include the $25B of TARP preferred capital. Firm-wide Level 3 assets are expected to be approximately 7% of total firm assets at 6/30/09 2Q09 1Q09 2Q08 Tier 1 Capital1 $122 $112 $99 Tier 1 Common Capital1,2 $97 $88 $77 Risk-Weighted Assets1 $1,264 $1,207 $1,079 Total Assets $2,027 $2,079 $1,776 Tier 1 Capital Ratio1 9.7% 9.3% 9.2% Tier 1 Common Ratio1,2 7.7% 7.3% 7.1% Impact of credit enhancement actions on the Chase Issuance Trust and the consolidations of the WaMu Trust and conduits are reflected in the RWA amounts above Actions to credit enhance the Chase Issuance Trust added $40B of RWA and decreased Tier 1 Capital by 40bps in 2Q09 Consolidations of remaining QSPEs (Conduits, Mortgages and Other) are expected to add approximately $30B+/- of RWA and decrease Tier 1 Capital by approximately 40bps in 1Q10 Ultimate impact could differ significantly due to on-going interpretations of the final rule and market conditions 17 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

4,401 5,273 6,933 8,953 11,401 14,785 7,633 8,113 9,234 11,746 13,246 19,052 3,282 2,490 1,907 29,072 27,381 23,164 0 9000 18000 27000 36000 45000 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 0% 1% 2% 3% 4% 5% 0.00% 1.05% 2.10% 3.15% 4.20% 5.25% 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 0% 100% 200% 300% 400% 500% $ in millions $ in millions Substantially increased loan loss reserves, maintaining strong coverage ratios Loan Loss Reserve Nonperforming Loans Loan Loss Reserve/Total Loans Loan Loss Reserve/NPLs $29.1B of loan loss reserves in 2Q09, up ~$21B from $7.6B two years ago; loan loss coverage ratio of 5.01% Strong coverage ratios compared to peers
LLR/NPLs ratio naturally trends down as we move through credit cycle 2Q09 1Q09 JPM JPM Peer Avg.1 Consumer LLR/Total Loans 5.80% 5.20% 3.46% LLR/NPLs 234% 252% 173% Wholesale LLR/Total Loans 3.75% 3.43% 2.81% LLR/NPLs 144% 219% 75% Firmwide LLR/Total Loans 5.01% 4.53% 3.08% LLR/NPLs 198% 241% 138% Peer comparison Peer comparison Note: Allowance for loan losses to end-of-period loans excludes purchased credit-impaired loans and loans from the WaMu Master Trust, which were consolidated on the Firm’s balance sheet at fair value during the second quarter of 2009. No allowance for loan losses was recorded for these loans at June 30, 2009. If the purchased credit-impaired loans and consolidated WaMu Master Trust loans were included, the loan loss reserve ratio at 2Q09, 1Q09, 4Q08 and 3Q08 would have been 4.33%, 3.95%, 3.18% and 2.56%, respectively 1 Peer average reflects equivalent metrics for key competitors. Consumer and Firmwide peers are defined as C, BAC and WFC. Wholesale peers are defined as C and BAC 18 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

Outlook

Investment Bank

- Trading can be volatile
- Uncertain environment, risks still remain

Retail Financial Services

- Home lending quarterly losses (incl. WaMu) over the next several quarters trending to approximately:
  - Home equity — $1.4B
  - Prime mortgage — $600mm
  - Subprime mortgage — $500mm
- Solid underlying growth in Retail Banking

Card Services

- Chase losses could approach 10% +/- next quarter; highly dependent on unemployment after that
- WaMu losses to approach 24% by the end of 2009
- Expect continued pressure on charge volume and outstandings growth

Commercial Banking

- Good underlying growth; continuing to gain market share
- Strong reserves, but credit expected to weaken

Treasury & Securities Services

- 2Q09 results include benefit of dividend season
- Performance will be affected by market levels and liability balance flows

Asset Management

- Management and performance fees will be affected by market levels

Corporate/Private Equity

- Private Equity
  - At current market levels, expect modest possible write-downs over near term
- Corporate
  - Investment portfolio remains sizable; continued strong net interest income
  - Level of gains in investment portfolio not likely to be repeated

Overall

- If economy weakens further, additional reserving actions may be required

FINANCIAL RESULTS

19

JPMORGAN CHASE & CO.

Notes on non-GAAP financial measures and forward-looking statements

This presentation includes non-GAAP financial measures.

1. *Financial results are presented on a managed basis, as such basis is described in the firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and Annual Report on Form 10-K for the year ended December 31, 2008*
2. *All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made*
3. *Tier 1 Common Capital ("Tier 1 Common") is calculated, for all purposes, as Tier 1 Capital less qualifying perpetual preferred stock, qualifying trust preferred securities, and qualifying minority interest in subsidiaries*
4. *Tangible Common Equity ("TCE") is calculated, for all purposes, as common stockholders equity (i.e., total stockholders' equity less preferred stock) less identifiable intangible assets (other than MSRs) and goodwill, net of related deferred tax liabilities. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies*

Forward looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase's Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 and its Annual Report on Form 10-K for the year ended December 31, 2008, each of which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase's website (www.jpmorganchase.com) and on the Securities and Exchange Commission's website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

FINANCIAL RESULTS

20

JPMORGAN CHASE & CO.

Reconciliation of GAAP to Non-GAAP Results $ in millions $ in millions 2Q09 1Q09 2Q08 Revenue Reported Revenue $25,623 $25,025 $18,399 Impact of Card Securitizations 1,664 1,464 830 Tax Equivalent Adjustments 422 433 449 Managed Revenue $27,709 $26,922 $19,678 Merger-related Items 82 140 420 Adjusted Revenue $27,791 $27,062 $20,098 Credit Costs Provision for Credit Losses 8,031 8,596 3,455 Impact of Card Securitizations 1,664 1,464 830 Credit Costs $9,695 $10,060 $4,285 Merger-related Items — - (10) Adjusted Credit Costs $9,695 $10,060 $4,275 Expense Reported Expense 13,520 13,373 12,177 Merger-related Items (174) (237) (181) Adjusted Expense $13,346 $13,136 $11,996 21 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.

Reconciliation of GAAP to Non-GAAP Results (cont’d.) $ in millions $ in millions Reported 2Q09 1Q09 2Q08 Net Income $2,721 $2,141 $2,003 Less: One-time, non-cash negative adjustment of TARP repayment 1,112 — - Less: Preferred Dividend 473 529 90 Net Income applicable to common equity $1,136 $1,612 $1,913 ROE 3% 5% 6% ROE Net of GW 5% 7% 10% ROTCE 5% 8% 10% Average Tangible Common Equity $89,899 $85,588 $77,146 Average Common Equity 140,865 136,493 126,406 Average Goodwill 48,273 48,071 45,781 Average All Other Intangibles 5,218 5,443 5,823 Average DTL I and II 2,525 2,609 2,344 Adjusted 2Q09 1Q09 2Q08 Net Income applicable to common equity $1,136 $1,612 $1,913 Add: One-time, non-cash negative adjustment of TARP repayment 1,112 — - Adjusted Net Income applicable to common equity $2,248 $1,612 $1,913 ROE 6% 5% 6% ROE Net of GW 10% 7% 10% ROTCE 10% 8% 10% 22 F I N A N C I A L R E S U L T S JP MORGAN CHASE & CO.